UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): August 19, 2015

                   Blue Water Global Group, Inc.

 (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-174557 (Commission File Number)	45-0611648 (I.R.S. Employer Identification Number)

              Wellsburg Street #7, Cole Bay, St. Maarten, Dutch West Indies

 (Address of principal executive offices and zip code)

            Tel: (949) 264-1475, Fax: (949) 607-4052

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule I4a-12 under the Exchange Act (17CFR240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively, “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management.  When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions identify forward looking statements as they relate to our business or our management.  Such statements reflect management’s current view of our business with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of our Annual Report filed on Form 10-K entitled “Risk Factors”) relating to our industry, operations and results of operations, and other relevant aspects of our business.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements contained within this Form 8-K and elsewhere.

Item 3.02

Unregistered Sales of Equity Securities

KBM Worldwide, Inc. (February 17, 2015 Note)

On August 19, 2015 Blue Water Global Group, Inc. (“Blue Water”) received a Notice of Conversion in the amount of $15,000 and issued 2,830,189 shares of its common stock, $0.001 par value, at an applicable conversion rate of $0.0053 a share pursuant to the KBM Worldwide convertible note described in detail the Form 8-K filed with the SEC on February 23, 2015.

The remaining principal balance on this note is $64,000.00.

JDF Capital, Inc. (February 20, 2015 Note)

On August 20, 2015 Blue Water received a Notice of Conversion in the amount of $10,000 and issued 2,857,142 shares of its common stock, $0.001 par value, at an applicable conversion rate of $0.0035 a share pursuant to the JDF Capital convertible note described in detail the Form 8-K filed with the SEC on February 23, 2015.

The remaining principal balance on this note is $119,920.00.

Restricted Consultant Share Issuance

On August 19, 2015, Blue Water issued an aggregate of 8,000,000 shares of its restricted common stock and 90,000 restricted shares of its Series B Preferred Stock to three independent consultants.  We valued these shares at an aggregate of $94,800, or $0.01185 a share, and $9,000, or $0.10 a share, respectively.  In connection with these issuances, we relied upon the exemption from the registration requirements pursuant to the provisions of Section 4(2) of the Securities Act as a transaction by an issuer not involving any public offering.  By virtue of their relationships with us, these consultants had access to all relevant information relating to our business and represented that it had the required investment intent.  In addition, the securities issued bore an appropriate restrictive legend.

As of August 24, 2015, Blue Water had 152,866,717 shares of its common stock issued and outstanding and 1,299,548 shares of its Series B Preferred Stock issued and outstanding.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE WATER GLOBAL GROUP, INC.

Dated: August 24, 2015

By:

/s/ J. Scott Sitra

J. Scott Sitra

President and Chief Executive Officer

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